                                                                      EXHIBIT 24

Each director and officer of Max & Erma's Restaurants, Inc., a Delaware corporation (the "Company"), whose signature appears below hereby appoints Todd
B. Barnum or William C. Niegsch, Jr., or either of them, as his or her attorney-in-fact, to sign, in his or her name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission, the Company's Annual Report on Form 10-K (the "Annual Report") for the fiscal year ended October 31, 1999, and likewise to sign and file any amendments, including post-effective amendments, to the Annual Report, and the Company hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Annual Report and any amendments thereto in its name and behalf, each such person and the Company hereby granting to such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that such attorney-in-fact or his substitute may do by virtue hereof.

IN WITNESS WHEREOF, we have executed this Power of Attorney, in counterparts if necessary, effective as of December 14, 1999.

DIRECTORS/OFFICERS:

Signature                             Title
---------                             -----
*/s/Todd B. Barnum                    Chairman, Chief Executive Officer,
---------------------------           and President (Principal Executive
    Todd B. Barnum                    Officer)

*/s/William C. Niegsch, Jr.           Executive Vice President, Chief Financial
---------------------------           Officer, Treasurer and Secretary (Principal
    William C. Niegsch, Jr.           Financial and Principal Accounting Officer)

*/s/Mark F. Emerson                   Chief Operating Officer, and a Director
---------------------------
    Mark F. Emerson

*/s/Roger D. Blackwell                Director
---------------------------
    Roger D. Blackwell

*/s/Robert A. Rothman                 Director
---------------------------
    Robert A. Rothman

*/s/William E. Arthur                 Director
---------------------------
    William E. Arthur

*/s/Thomas R. Green                   Director
---------------------------
    Thomas R. Green

*/s/Michael D. Murphy                 Director
---------------------------
    Michael D. Murphy
